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                                                                   Exhibit 10.32

                                 AMENDMENT No.1

         AMENDMENT No.1 dated as of December 22, 2000 (this "Amendment"), among CIRCOR INTERNATIONAL, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); each of the Subsidiary Guarantors referred to therein (collectively, the "Subsidiary Guarantors"); each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); and ING (U.S.) CAPITAL LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

         The Borrower, the Subsidiary Guarantors, the Lenders and the Agent are parties to a Credit Agreement dated as of October 18,1999 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"). The Borrower, the Subsidiary Guarantors, the Lenders and the Agent wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

         Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

         Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

         2.01. Definitions. Section 1.01 of the Credit Agreement shall be amended by inserting the following definitions in the appropriate alphabetical order:

                  "'Canadian Transactions' shall mean, collectively, the following transactions:

                           (a) the borrowing by the Company of Revolving Credit
                  Loans, the proceeds of which are used solely to make a loan (the "KF Loan") in an amount not to exceed $16,000,000 to KF Industries, Inc., a Wholly Owned Subsidiary of the Company ("KF"), the proceeds of which are used solely to make a loan to Telford evidenced by a promissory note (the 'Telford Note'), the proceeds of which shall be used by Telford solely to make a dividend payment to KF, the proceeds of which are used by KF solely to make a dividend payment to the Company; and

                           (b) after the completion of the transactions
                  described in the foregoing clause (a), the incurrence by a Foreign Subsidiary of Indebtedness in an aggregate principal amount not to exceed $16,000,000 (the 'Second Loan'), the proceeds of which are used solely to make a loan to another Foreign Subsidiary (the 'Second Foreign Subsidiary'), the Company entering into a Guarantee of the Second Loan to the lender of the Second Loan (the 'Company Guarantee'), the Second Foreign Subsidiary using the proceeds of the loan made to it to purchase from KF the Telford Note (the 'Telford Note Sale'), the proceeds of which are used by KF solely to repay the KF Loan."

                  "'Telford' shall mean IOG Canada, Inc., a Canadian corporation and a Wholly Owned Subsidiary of the Company."

         2.02. Mandatory Prepayment From Debt Issuance. The definition of "Debt Issuance" in Section 1.01 of the Credit Agreement shall be amended by adding the following at the end thereof:

         ", and other than the KF Loan and the Second Loan (as those terms are defined in the definition of 'Canadian Transactions' in Section 1.01 hereof.)"

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         2.03. Sale of Telford Note. Section 9.05(c) of the Credit Agreement
shall be amended by replacing the word "and" at the end of clause (iii) with a comma and adding the following new clause (v):

                  "and (v) sale of the Telford Note in connection with the Canadian Transactions)."

         2.04. Increase in Indebtedness Basket. Section 9.07(d) of the Credit Agreement shall be amended by replacing it with the following new Section 9.07(d):

                  "(d) the following Indebtedness: (i) the Second Loan (as that term is defined in the definition of 'Canadian Transactions' in Section 1.01 hereof), and (ii) after repayment in full of the Second Loan, additional Indebtedness up to but not exceeding $10,000,000 at any one time outstanding; and"

         2.05. Company Guarantee. Section 9.08(d) of the Credit Agreement shall be amended by replacing clause (ii) appearing therein with the following new clause (i):

                  "(ii) Foreign Subsidiaries, including the Telford Note and the Investment consisting of the Company Guarantee, so long as the amount of any advances by the Company to its Foreign Subsidiaries other than the Telford Note and the Company Guarantee shall not exceed
         $10,000,000 in aggregate at any one time;"

         2.06. Use of Proceeds. Section 9.18 of the Credit Agreement shall be amended by adding the following after the words "working capital purposes":

         "and to finance acquisitions made in compliance with the provisions of
         Section 9.05(b)(iv) hereof."

         2.07. Granting of Liens. Section 9.19 of the Credit Agreement shall be amended by inserting the following text immediately after the text "the granting of Liens" appearing therein:

         ", other than a prohibition on the granting of Liens pursuant to an agreement providing for the Second Loan (as that term is defined in the definition of 'Canadian Transactions' in Section 1.01 hereof),"

         Section 3. Representations and Warranties. The Borrower and the Subsidiary Guarantors represent and warrant to the Lenders that the representations and warranties set forth in Section 8 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 8 to "this Agreement" included reference to this Amendment.

         Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon (i) the execution and delivery of this Amendment by the Borrower, the Subsidiary Guarantors, the Majority Lenders and the Agent and (ii) the delivery of any agreements or documents executed in connection with the Second Loan.

         Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                              CIRCOR INTERNATIONAL, INC.

                              By: /s/ David A. Bloss
                                  ----------------------------------------
                                  Title: Chairman, Chief Executive Officer

                              SUBSIDIARY GUARANTORS

                              CIRCOR, INC.

                              By: /s/ David A. Bloss
                                  ----------------------------------------
                                  Name:  David A. Bloss, Sr.
                                  Title: Chairman, Chief Executive Officer

                              CIRCOR IP HOLDING CO

                              By: /s/ Kenneth W. Smith
                                  ----------------------------------------
                                  Name:  Kenneth W. Smith
                                  Title: VP, Chief Financial Officer

                              CIRCLE SEAL CONTROLS, INC.

                              By: /s/ Kenneth W. Smith
                                  ----------------------------------------
                                  Name:  Kenneth W. Smith
                                  Title: VP, Chief Financial Officer

                              CIRCLE SEAL CORPORATION

                              By: /s/ Kenneth W. Smith
                                  ----------------------------------------
                                  Name:  Kenneth W. Smith
                                  Title: VP, Chief Financial Officer

                              GO REGULATOR, INC.

                              BY: /s/ Kenneth W. Smith
                                  ----------------------------------------
                                  Name:  Kenneth W. Smith
                                  Title: VP, Chief Financial Officer

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                              HOKE  INC.

                              By: /s/ Kenneth W. Smith
                                  ----------------------------------------
                                  Name:  Kenneth W. Smith
                                  Title: VP, Chief Financial Officer

                              KF INDUSTRIES INC.

                              By: /s/ Kenneth W. Smith
                                  ----------------------------------------
                                  Name:  Kenneth W. Smith
                                  Title: VP, Chief Financial Officer

                              KF SALES CORPORATION

                              By: /s/ Kenneth W. Smith
                                  ----------------------------------------
                                  Name:  Kenneth W. Smith
                                  Title: VP, Chief Financial Officer

                              LESLIE CONTROLS, INC.

                              By: /s/ Kenneth W. Smith
                                  ----------------------------------------
                                  Name:  Kenneth W. Smith
                                  Title: VP, Chief Financial Officer

                              SPENCE ENGINEERING COMPANY, INC.

                              By: /s/ Kenneth W. Smith
                                  ----------------------------------------
                                  Name:  Kenneth W. Smith
                                  Title: VP, Chief Financial Officer

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                              ING (U.S.) CAPITAL LLC, as Lender

                              By: /s/ Gerlach Jacobs
                                  ----------------------------------------
                                  Title: DIRECTOR
                                         Gerlach Jacobs

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                              Fleet National Bank
                              f/k/a BANKBOSTON, N.A., as Lender

                              By: /s/ John P. O'Loughlin
                                  ----------------------------------------
                                  Title: Director

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                              BROWN BROTHERS HARRIMAN & CO., as Lender

                              BY: /s/ Joseph E. Hall
                                  ----------------------------------------
                                  Title: SENIOR VICE PRESIDENT

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                              FIRST UNION NATIONAL BANK, as Lender

                              By: /s/ Jorge A. Gonzalez
                                  ----------------------------------------
                                  Title: Jorge A. Gonzalez
                                         Senior Vice President

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                              CITIZENS BANK OF MASSACHUSETTS, as Lender

                              By: /s/ Daniel R. Gillette
                                  ----------------------------------------
                                  Title: Vice President

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                              ING (U.S.) CAPITAL LLC, as Agent

                              By: /s/ Gerlach Jacobs
                                  ----------------------------------------
                                  Title: DIRECTOR
                                         Gerlach Jacobs